EXHIBIT 10.3

AMENDMENT #5 TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
and RESTATEMENT OF AMENDED FEE LETTERS
THIS AMENDMENT #5 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT and RESTATEMENT OF AMENDED FEE LETTERS (this “Amendment”) is entered into by the undersigned parties as of August 3, 2011 with respect to
(1)    the Amended and Restated Credit and Security Agreement dated as of November 7, 2007 by and among Boston Scientific Funding LLC, a Delaware limited liability company (“Borrower”), Boston Scientific Corporation (“BSC”), a Delaware corporation, as initial Servicer, Old Line Funding, LLC, a Delaware limited liability company (“Old Line”), Victory Receivables Corporation, a Delaware corporation (“Victory”), Liberty Street Funding LLC, a Delaware limited liability company (“Liberty Street”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank for Victory and as Victory Agent, The Bank of Nova Scotia, individually and as a Liquidity Bank for Liberty Street and as Liberty Street Agent (in such capacity, “Liberty Street Agent”), and Royal Bank of Canada, a Canadian chartered bank acting through a New York branch, in its capacity as Liquidity Bank for Old Line, as Old Line Agent and as Administrative Agent (as heretofore amended, the “Credit and Security Agreement”) and
(2)    each of the Amended Fee Letters described in the Credit and Security Agreement, as restated pursuant hereto (the “Fee Letters”).
Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.
RECITALS
WHEREAS, the Borrower, the initial Servicer, Victory, Liberty Street, Old Line, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank for Victory and as Victory Agent, The Bank of Nova Scotia, individually and as a Liquidity Bank for Liberty Street and as Liberty Street Agent and Royal Bank of Canada, individually, as a Liquidity Bank for Old Line, as Old Line Agent and as Administrative Agent entered into the Credit and Security Agreement;
WHEREAS, the Borrower has requested that the Credit and Security Agreement be amended as hereinafter set forth; and
WHEREAS, as a condition to agreeing to the requested amendments to the Credit and Security Agreement, the Agents have requested that the Fee Letters be combined into a single Fee Letter and restated hereinafter set forth.
NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.Amendments to Credit and Security Agreement.

(a)Each reference to the “Amended Fee Letters” appearing in the Credit and Secrity Agreement and any other Transaction Document is hereby deleted and replaced with a reference to the “Amended Fee Letter”.

(b)The following definition of “Amended Fee Letter” is hereby inserted in Exhibit I to the Credit and Security Agreement in appropriate alphabetical order:

“Amended Fee Letter” means the Amended Fee Letter, dated as of August 3, 2011, by and among BSX, Borrower, Liberty Street, Old Line, Victory, The Bank of Nova Scotia as a Liquidity Bank and as the Liberty Street Agent, BTMU as a Liqudity Bank and as the Victroy Agent, and RBC as a Liquidity Bank, as the Old Line Agent and as the Administrative Agent, as the same may be amended, restated or otherwise modified from time to time.
(c)The definitions of “Past Due Ratio” “Regulatory Change” and “Required Notice Period” in Exhibit I to the Credit and Security Agreement are hereby deleted in their entirety and replaced with the following:

“Past Due Ratio” means, on any date of determination, a percentage equal to (A) the sum of (a) the aggregate Outstanding Balance of all Delinquent Receivables as of the last date of the Calculation Period then most recently ended, plus (b) the aggregate Outstanding Balance of all Receivables (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) as to which any payment, or part thereof, remains unpaid for less than 241 days from the original due date for such payment and (x) which has been written off as uncollectible or (y) which, consistent with the applicable Credit and Collection Policy, should be written off as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for more than 240 days but less than 271 days from the original due date for such payment, divided by (B) the average of the aggregate initial Outstanding Balances of all Receivables generated during the Calculation Periods ended eight and nine Calculation Periods prior to the date of determination.
“Required Notice Period” means two (2) Business Days.
“Regulatory Change” means, after the date of this Agreement, (a) the adoption of, or any change in, United States (federal, state or municipal) or foreign laws, rules, regulations or accounting principles, including, without limitation, (i) Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or (b) the adoption, making or changing of any interpretations of any of the foregoing, or any change in the administration or application of any of the foregoing, by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government) charged with the establishment, interpretation or administration thereof. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change.
(d) The definitions of “Old Line Fee Letter,” “Victory Fee Letter” appearing in Exhibit I to the Credit and Security Agreement are hereby deleted in their entirety.

(e)The facility provided in the Credit and Security Agreement is hereby extended by amending the following definitions in Exhibit I to the Credit and Security Agreement:

“Liquidity Termination Date” means, for any Group, August 1, 2012 (unless such date is extended from time to time in the sole discretion of the Liquidity Bank in such Group).
“Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of August 1, 2012 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.
(f)The notice information for The Bank of Nova Scotia, as a Committed Purchaser and Liquidity Bank, appearing (or incorporated) in Schedule 14.2 of the Credit and Security Agreement is hereby deleted and replaced with the following:

Committed Purchaser/Liquidity Bank
Scotia Capital
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Telephone: (713) 759-3426
Telecopy: (713) 752-2425
Main: (713) 759-0900
E-mail: john_frazell@scotiacapital.com
With a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attention: Darren Ward
Telephone: (212) 225-5264
Telecopy: (212) 225-5274

2.Restatement of Amended Fee Letters. The parties hereto acknowledge and agree that on and after the date hereof, each of the individual Fee Letters (as in effect immediately before giving effect to this Amendment) shall be combined into a single Amended Fee Letter (as defined in this Amendment) delivered pursuant hereto and:

(a)The “Program Fee” (under and as defined in the combined Amended Fee Letter) is hereby set at the rate per annum specified in the combined Amended Fee Letter entered into pursuant hereto.

(b)The “Unused Fee” (under and as defined in the combined Amended Fee Letter) is hereby set at the rate per annum specified in the combined Amended Fee Letter entered into pursuant hereto.

3.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received:

(a)counterparts hereof duly executed by each of the parties hereto,

(b)    the Amended Fee Letter (as defined in this Amendment) reflecting the amendments described in this Amendment, dated as of the date hereof, duly executed by each of the parties thereto, together with the Renewal Fee described therein;
(c)    Liberty Street shall have received counterparts of an amendment to the Liberty Street Liquidity Agreement extending the term thereof to August 1, 2012;
(d)    Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the term thereof to August 1, 2012; and
(e)    Old Line shall have received counterparts of an amendment to the Old Line Liquidity Agreement extending the term thereof to August 1, 2012.
The signatures of Liberty Street, Victory and Old Line on counterparts of this Amendment shall constitute confirmation that conditions (c), (d) and (e), respectively, have been satisfied.
4.Representations and Warranties. In order to induce the Conduits, the Liquidity Banks, the Agents and the Administrative Agent to execute, deliver and perform this Amendment, the Loan Parties hereby represent and warrant that after giving effect to this Amendment, each of the representations and warranties set forth in Section 6.1 of the Credit and Security Agreement (other than Sections 6.1(b) and 6.1(g) thereof) and in Section 2.1 of the Receivables Sale Agreement (other than Sections 2.1(b) and 2.1(g) thereof) is true and correct in all material respects on and as of the date hereof (except for representations and warranties stated to refer to a specified earlier date, in which case such representations and warranties are true and correct as of such earlier date); provided that the preceding materiality standard shall not apply to those representations and warranties which themselves contain materiality standards.

5.Scope of Amendment. Except as expressly amended hereby, each of the Credit and Security Agreement and the Amended Fee Letter remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement or the Amended Fee Letter, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

6.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.Counterparts. This Amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission) and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
BOSTON SCIENTIFIC FUNDING LLC

By:	/s/ Milan Kofol
	Name:	Milan Kofol
	Title:	Treasurer

BOSTON SCIENTIFIC CORPORATION, as Servicer and Seller

By:	/s/ Milan Kofol
	Name:	Milan Kofol
	Title:	Vice President, Treasurer

OLD LINE FUNDING, LLC
BY: ROYAL BANK OF CANADA, ITS ATTORNEY-IN-FACT

By:	/s/ Janine Marsini
	Name:	Janine Marsini
	Title:	Authorized Signatory

ROYAL BANK OF CANADA,
individually as a Liquidity Bank, as Old Line Agent and as Administrative Agent

By:	/s/ Janine Marsini
	Name:	Janine Marsini
	Title:	Authorized Signatory

By:	/s/ Veronica Gallagher
	Name:	Veronica Gallagher
	Title:	Authorized Signatory

VICTORY RECEIVABLES CORPORATION

By:	/s/ John L. Fridlington
	Name:	John L. Fridlington
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ M. Iarriccio
	Name:	M. Iarriccio
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent

By:	/s/ M. Iarriccio
	Name:	M. Iarriccio
	Title:	Vice President

LIBERTY STREET FUNDING LLC

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Liquidity Bank

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

THE BANK OF NOVA SCOTIA, as Liberty Street Agent

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director